EXHIBIT 16

LORD ABBETT DEVELOPING GROWTH FUND, INC.
   Post Effective Amendment No. 22 on Form N-1A

(Class A)
Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                         PERIODS ENDING JANUARY 31, 1997

         P(1+T)N = ERV

         1 YEAR                     5 YEARS                       10 YEARS

         $1,000                      $1,000                        $1,000

         P = 1,000                  P = 1,000                     P = 1,000

         N = 1                       N= 5                           N= 10

         ERV = $1,210               $2,010                          $3,140


                         T = Average annual total return





1000 (1+T)1  =  1,210        1000(1+T)5  = 2,010         1000 (1+T)10 =3,140

 (1+T)       =  1,210       (1+T)5      = 2,010           (1+T)10     = 3,140
                -----                     -----                        ------
                1000                      1000                          1000

1+T          = 1,210        (1+T)      = [2,010].20         (1+T)    = [3,140].1
                -----                     -------                      ------
                1000                      [1000]                       [1000]

T            = [1,210]-1      T        = [2,010].20-1       T        = [3,140]
               -------                   -------                       ------
               [1000]                     [1000]                       [1000]

  T          =   21.00%         T       =  14.98%             T      =  12.12%

                                                                   EXHIBIT 16

LORD ABBETT DEVELOPING GROWTH FUND, INC.
   Post Effective Amendment No. 22 on Form N-1A

(Class B)
Results of a $1,000 investment reflecting the 5% sales charge and the reinvestment of all distributions:

                         PERIODS ENDING JANUARY 31, 1997

                                  LIFE OF CLASS

                                     $1,000

                                    P = 1,000

                                   ERV =1,134

                             T =Average Total Return

                               1000 (1+T) = 1,134

                                   1+T =1,134
                                        -----
                                        1000

                                  T = 1,134 -1
                                      -----
                                      1000

                                 T = [1,134] -1
                                     ------
                                      1000

                                   T = 13.40%





           * Class B shares were offered for the first time on 8/1/96

                                                                 EXHIBIT 16

LORD ABBETT DEVELOPING GROWTH FUND, INC.
   Post Effective Amendment No. 22 on Form N-1A

(Class C)
Results of a $1,000 investment reflecting the 5% sales charge and the reinvestment of all distributions:

                         PERIODS ENDING JANUARY 31, 1997

                                  LIFE OF CLASS

                                     $1,000

                                    P = 1,000

                                   ERV =1,182

                             T =Average Total Return

                               1000 (1+T) = 1,182

                                   1+T =1,182
                                        -----
                                        1000

                                  T = 1,182 -1
                                      -----
                                      1000

                                 T = [1,182] -1
                                     -------
                                      1000

                                    T =18.20%




           * Class C shares were offered for the first time on 8/1/96